SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 29, 1998

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of April 1, 1998, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-NS1)


              Residential Funding Mortgage Securities I, Inc.
            (Exact name of registrant as specified in its charter)

      DELAWARE                      333-39665      75-2006294
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
of Incorporation)                File Number)      Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota          55437
 (Address of Principal        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000






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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

     1. Pooling and Servicing Agreement, dated as of April 1, 1998, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.




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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL FUNDING MORTGAGE
                                    SECURITIES I, INC.


                                     By:
                                     Name:  Randy Van Zee
                              Title: Vice President


Dated: April 29, 1998





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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL FUNDING MORTGAGE
                                     SECURITIES I, INC.


                                       By:    /s/Randy Van Zee
                                     Name:  Randy Van Zee
                                    Title: Vice President


Dated: April 29, 1998



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                                   EXHIBITS






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